                                                                    EXHIBIT 5(B)

[USAA logo]   USAA LIFE INSURANCE COMPANY


                                VARIABLE ANNUITY
                       TELEPHONE AUTHORIZATION PRIVILEGE
                       ---------------------------------
                                 REQUEST TO ADD
                                 --------------

I HEREBY AUTHORIZE TELEPHONE TRANSACTIONS SUBJECT TO THE CONDITIONS AND LIMITATIONS AS SET FORTH BELOW.

     USAA LIFE WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS COMMUNICATED BY TELEPHONE ARE GENUINE, AND ONLY IF WE DO NOT, WILL WE BE LIABLE FOR ANY LOSSES BECAUSE OF UNAUTHORIZED OR FRAUDULENT INSTRUCTIONS.

     INFORMATION WILL BE OBTAINED PRIOR TO ANY DISCUSSION REGARDING THE CONTRACT
     INCLUDING: 1) USAA NUMBER AND/OR CONTRACT NUMBER, 2) THE NAME OF THE OWNER, AND 3) SOCIAL SECURITY NUMBER OF THE OWNER. IN ADDITION, ALL TELEPHONE COMMUNICATIONS WITH AN OWNER ARE RECORDED AND CONFIRMATIONS OF ALL TRANSACTIONS ARE SENT TO THE OWNER'S ADDRESS.

     WE MAY MODIFY, SUSPEND OR DISCONTINUE THIS TELEPHONE TRANSACTION PRIVILEGE AT ANY TIME WITHOUT PRIOR NOTICE. THIS AUTHORIZATION IS VALID UNTIL WRITTEN CANCELLATION SIGNED BY THE OWNER IS RECEIVED BY USAA LIFE.


USAA NUMBER:  __________________________  PLEASE SIGN BELOW EXACTLY AS YOUR
                                          NAME APPEARS ON YOUR CONTRACT
CONTRACT NUMBER: _______________________

                                          SIGNATURE OF CONTRACT OWNER:


                                          _____________________________________

PRINT NAME OF CONTRACT OWNER:

________________________________________

                                          DATE:________________________________

CORPORATE TITLE OR LEGAL DESIGNATION WHEN
ACTING FOR ANOTHER:

_________________________________________


PLEASE SEND TO:  USAA LIFE INSURANCE COMPANY
                 VARIABLE SERVICE OFFICE
                 9800 FREDERICKSBURG ROAD
                 SAN ANTONIO, TEXAS 78288-0156


USAA Life Variable Service Office   9800 Fredericksburg Road, San Antonio, Texas
                     78288-0156   Toll Free 1-800-531-4265

                                                                      24921-0398
                                                                      ----------
                                                                        LVA705ST

[USAA logo]   USAA LIFE INSURANCE COMPANY

                           VARIABLE ANNUITY
                       TELEPHONE AUTHORIZATION PRIVILEGE
                       ---------------------------------
                               REQUEST TO CANCEL
                               -----------------

I HEREBY REQUEST THAT USAA LIFE REMOVE TELEPHONE AUTHORIZATION PRIVILEGE WHICH ALLOWED TELEPHONE TRANSACTIONS TO BE REQUESTED AND PROCESSED SUBJECT TO THE CONDITIONS AND LIMITATIONS AS PREVIOUSLY SET FORTH, ANY FUTURE TRANSACTION REQUESTS MUST BE SUBMITTED IN WRITING.

   INFORMATION OBTAINED PRIOR TO ANY VERBAL DISCUSSION REGARDING THE CONTRACT WILL STILL INCLUDE: 1) USAA NUMBER AND/OR CONTRACT NUMBER, 2) THE NAME OF THE OWNER, AND 3) SOCIAL SECURITY NUMBER OF THE OWNER. IN ADDITION, ALL TELEPHONE COMMUNICATIONS WITH AN OWNER ARE RECORDED AND CONFIRMATIONS OF ALL TRANSACTIONS ARE SENT TO THE OWNER'S ADDRESS.

   THIS REMOVAL OF THE TELEPHONE AUTHORIZATION PRIVILEGE IS VALID UNTIL A WRITTEN REQUEST SIGNED BY THE OWNER TO ADD THE AUTHORIZATION IS RECEIVED BY USAA LIFE.


USAA NUMBER:  _________________________  PLEASE SIGN BELOW EXACTLY AS YOUR
                                         NAME APPEARS ON YOUR CONTRACT
CONTRACT NUMBER: ______________________


PRINT NAME OF CONTRACT OWNER:            SIGNATURE OF CONTRACT OWNER:


_______________________________________  ___________________________________



                                         DATE: _____________________________

CORPORATE TITLE OR LEGAL DESIGNATION WHEN
ACTING FOR ANOTHER:



___________________________________________



PLEASE SEND TO:  USAA LIFE INSURANCE COMPANY
                 VARIABLE SERVICE OFFICE
                 9800 FREDERICKSBURG ROAD
                 SAN ANTONIO, TEXAS 78288-0156

USAA Life Variable Service Office   9800 Fredericksburg Road, San Antonio, Texas
                     78288-0156   Toll Free 1-800-531-4265

                                                                      31482-0398
                                                                      ----------
                                                                        LVA708ST